UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 28, 2014

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

382 N. Lemon Ave., Ste. 364, Walnut, California		91789
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Employment Agreements

The Registrant entered into Employment Agreements (the "Agreements") on October 28, 2014, with Dr. Carl Kukkonen, CEO and Mr. Stephen Muzi, CFO. The Agreements are effective for the period from October 1, 2014 through September 30, 2015. Dr. Kukkonen will be paid $169,744 annually and Mr. Muzi will be paid $63,654 annually.

The Agreements are attached hereto as Exhibits 10.1 and 10.2.

Amendment to Senior Secured Convertible Promissory Note

The Registrant entered into a Senior Secured Convertible Promissory Note (the "Agreement") with Kevin Schewe, Director, on September 28, 2012. On October 28, 2014, the Board of Directors of the Registrant voted to change the Conversion Price in the Agreement from 80% of the Average Trading Price as reported by the principal trading exchange on which the Registrant’s Common Stock is traded for the twenty (20) trading days preceding the date of the Note to 50% of the Average Trading Price as reported by the principal trading exchange on which the Registrant’s Common Stock is traded for the twenty (20) trading days preceding the date of the Note.

The Amendment to Senior Secured Convertible Promissory Note is attached hereto as Exhibit 10.3.

Loan Agreements

On October 29, 2014, Kevin Schewe, Director of the Registrant, made a $22,000 loan to the Registrant in conjunction with the Loan Agreement entered into with the Registrant on September 30, 2012. In the Loan Agreement, Schewe agreed, subject to satisfaction of certain conditions, including among other things, Schewe’s satisfaction with the use proceeds of past loans, to provide loans of up to $1,000,000 as required by the Registrant for a five-year period. The loans would be evidenced by a Secured Convertible Note. The loans accrue interest at 6% per annum and are secured by all assets of the Registrant. At Schewe's election, the notes are convertible into shares of Registrant common stock at a price equal to 50% of the average closing price of the Registrant's common stock for the 20 trading days immediately preceeding the date of the loan. Each note matures on the second anniversary of the issuance date of such note. If Schewe chooses to convert, the $22,000 loan made on October 29, 2014 would convert into 5,789,474 shares of Registrant common stock at a common stock price of $0.0038 per share.

Including the newest loan, Schewe has made cumulative loans to the Registrant totaling $547,000 since the execution of the Loan Agreement.

The Note for the loan on October 29, 2014 is attached hereto as Exhibit 10.4.

Notice of Conversion

On October 29, 2014, Kevin Schewe, Director of the Registrant, in conjunction with the Loan Agreement entered into with the Registrant on September 30, 2012, converted $22,000 of loans that he previously made to the Registrant into shares of Registrant common stock.

Schewe had made a $22,000 loan to the Registrant on October 29, 2014. The $22,000 loan owed to him converted into 5,789,474 shares of Registrant common stock at a conversion price of $0.0038 per common share.

2005 Stock Incentive Plan

On February 14, 2008, a majority of the common stockholders of the Registrant and the Board of Directors of the Registrant approved an amendment to the Registrant's 2005 Stock Incentive Plan (the "Amendment"). This Amendment revised Section 3 (a) in its entirety and was replaced by the following:

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 99,000,000 Shares (the "Maximum Award Shares"); provided, however, that effective as of January 1, 2009 and each January 1 thereafter during the term of the Plan, the Maximum Award Shares will be modified to be equal to 10% percent of the total number of shares of Common Stock issued and outstanding as of the close of business on the immediately preceding December 31, which is the last day of the Registrant’s fiscal year; provided, further that no such modification shall occur if such calculation would result in a decrease in the Maximum Award Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

On October 28, 2014, the Board of Directors of the Registrant ratified and approved the Amendment that was previously approved by the Board of Directors on February 14, 2008.

Item 3.02 Unregistered Sales of Equity Securities.

On October 29, 2014, the Registrant issued 5,789,474 shares of Registrant common stock to Kevin Schewe, Director of the Company. The shares were issued related to the conversion by Schewe of one convertible note as discussed in detail in Item 1.01. The Registrant relied upon Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of its stock. It believed that Section 4(2) was available because the offer and sale was not a public offering of its securities and there was not general solicitation or general advertising involved in the offer or sale.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2014, the Registrant agreed to issue Ms. Angelina Galiteva, Director of the Registrant, 2,000,000 non-qualified stock options out of its existing stock option plan. The stock options will vest quarterly over two years and were issued at $0.0085 per share.

On October 28, 2014, the Registrant agreed to issue Mr. Khuram Irshad, Director of the Registrant, 2,000,000 non-qualified stock options out of its existing stock option plan. The stock options will vest quarterly over two years and were issued at $0.0085 per share.

On October 28, 2014, the Registrant agreed to issue Dr. Kevin Schewe, Director of the Registrant, 8,000,000 non-qualified stock options out of its existing stock option plan. The stock options will vest quarterly over two years and were issued at $0.0085 per share.

On October 28, 2014, the Registrant agreed to issue Dr. Carl Kukkonen, CEO and Director of the Registrant, 8,000,000 incentive stock options out of its existing stock option plan. The stock options will vest quarterly over two years and were issued at $0.0085 per share.

On October 28, 2014, the Registrant agreed to issue Mr. Stephen Muzi, CFO of the Registrant, 4,000,000 incentive stock options out of its existing stock option plan. The stock options will vest quarterly over two years and were issued at $0.0085 per share.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

10.1 Kukkonen Employment Agreement dated October 28, 2014.
10.2 Muzi Employment Agreement dated October 28, 2014.
10.3 Amendment to Senior Secured Convertible Promissory Note dated October 28, 2014.
10.4 Senior Secured Convertible Promissory Note dated October 29, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

October 31, 2014	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Kukkonen Employment Agreement dated October 28, 2014.
10.2	Muzi Employment Agreement dated October 28, 2014.
10.3	Amendment to Senior Secured Convertible Promissory Note dated October 28, 2014.
10.4	Senior Secured Convertible Promissory Note dated October 29, 2014.